Exhibit 10.13

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT



PLEDGE AGREEMENT dated as of February 15, 2002, by UCAR SA a Swiss corporation (the "Pledgor"), in favor of UCAR FINANCE INC., a Delaware corporation with registered office at Brandywine West Building,1521 Concord Pike, Suite 301, Wilmington, DE 19803 (the "Pledgee"); each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement dated as of February 22, 2000, among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("GLOBAL") UCAR FINANCE INC., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and Issuing Bank (as the same has been or may be amended, supplemented or otherwise modified from time to time, (the "Credit Agreement")).


                              W I T N E S S E T H :


         WHEREAS, on February 22, 2000, the Pledgor entered into an Intercompany Borrower Agreement, which is attached as Annex I (the "Intercompany Borrower Agreement"), with the Pledgee pursuant to which the Pledgee has made certain Intercompany Loans to the Pledgor; and

         WHEREAS, on February 22, 2000, the Pledgor has granted a guarantee, which is attached as Annex II (the "Guarantee") to guarantee the obligations of the Foreign Subsidiaries as defined in the Guarantee for the benefit of the Pledgee; and

         WHEREAS, pursuant to the Credit Agreement, it is a condition to the obligations of the Lenders to make the Loans which are prerequisite for making the Intercompany Loans and of the Issuing Bank to issue the Letters of Credit that the Pledgor shall have executed and delivered this Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and to continue to satisfy the conditions required by the Credit Agreement, the Pledgor hereby agrees with the Pledgee as follows:

     1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings assigned to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:


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              "Additional Collateral" shall mean all rights of the Pledgor under any guarantees, security agreements or other instruments or documents guaranteeing or securing the Pledged Stock.


              "Collateral" shall mean the Pledged Stock, the Additional Collateral and all Proceeds thereof.

              "Collateral Account" any account established to hold money Proceeds, maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Pledgee, subject to withdrawal by the Pledgee or any person appointed by it for the account of the Pledgee and the Pledgor, as provided in Section 8(a) and Section 14.

              "Foreign Subsidiaries" shall have the meaning assigned to it in the Guarantee.

              "Issuer" shall mean any issuer of Pledged Stock hereunder.

              "Obligations" shall mean (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Intercompany Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Pledgor under the Guarantee (including, without limitation, all monetary obligations of the Foreign Subsidiaries under the Intercompany Notes and Intercompany Borrower Agreements, but only for so long as the Intercompany Notes and the rights of the Borrower under the Intercompany Borrower Agreements are pledged to the Collateral Agent).

              "Pledged Stock" shall mean all shares of Capital Stock listed on
SCHEDULE I hereto, together with all certificates or bank statements demonstrating the existence and quantity of book-entry shares from time to time evidencing such Capital Stock.

              "Proceeds" shall mean all proceeds of any Pledged Stock and, in any event, shall include all payments, dividends or other distributions or other income on the Pledged Stock .

              "Securities Act" shall mean the Securities Act of 1933, as amended.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


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     2.   PLEDGE; GRANT OF SECURITY INTEREST; ASSIGNMENT OF SECURITY INTERESTS;
          LIMITATION OF OBLIGATIONS.

          The Pledgor hereby pledges, charges and delivers to the Pledgee and hereby grants to the Pledgee, a first priority security interest in, all the Pledged Stock now or at any time hereafter owned by such Pledgor as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration, upon one or more dates of prepayment or otherwise) of the Obligations. In relation to obligations of a Foreign Subsidiary (other than the Pledgor or any of its subsidiaries), Pledgor shall (a) only be liable to the Pledgee to the extent and in the maximum amount of the profits available for the distribution of dividends (being the balance sheet profits, such part of the general reserve which exceeds 50% of the share capital and any reserves made for the purpose of future distribution, all in accordance with art. 675(2) of the Swiss code of Obligations) at any given time; (b)(i) deduct from any such payments Swiss Anticipatory Tax (withholding tax) at the rate of 35 percent (or such other rate as in force from time to time) and subject to any applicable double taxation treaty; (ii) pay such deduction to the Swiss Federal Tax Administration; and (iii) give evidence to the Pledgee of such deduction in accordance with Section 2.16 of the Credit Agreement; and (c) gross-up pursuant to Section 2.16 of the Credit Agreement but only up to the maximum amount defined under (a) of this section. Any and all indemnities and guarantees contained in this Pledge Agreement and in the Loan Documents shall be construed in a manner consistent with this paragraph.

          The Pledgor will cause any shares of Capital Stock required to be pledged hereunder to be evidenced by duly executed certificates that are pledged and delivered to the Pledgee pursuant to the terms hereof.

     3. STOCK POWERS AND INSTRUMENTS OF TRANSFER. Concurrently with the delivery to the Pledgee of each certificate representing one or more shares of Pledged Stock, the Pledgor shall deliver an undated stock power or instrument of transfer covering such certificate, duly executed in blank by the Pledgor with, if the Pledgee so requests, signature guaranteed.

     4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants, as to itself and the Pledged Stock pledged by it hereunder, that:

         (a) The shares of Pledged Stock listed on SCHEDULE 1 constitute the portion of the issued and outstanding shares of all classes of the Capital Stock of the applicable Issuer set forth on Schedule I.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.


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         (c) Subject to Section 20(b), the Pledgor is the legal, record and beneficial owner of the Pledged Stocks, free of any and all Liens (other than Liens permitted by Section 7.02 of the Credit Agreement) or options in favor of, or claims of, any other person, except the security interest created by this Agreement.

         (d) This Agreement is effective to create in favor of the Pledgee, a legal, valid and enforceable security interest in the Pledged Stock and, when and to the extent the Pledged Stock are delivered to the Pledgee (or, as applicable in the case of Capital Stock of foreign Subsidiaries, the requisite filings or registrations are made), this Agreement will constitute a duly perfected first priority Lien on, and security interest in, all right, title and interest of the Pledgor thereunder in such Pledged Stock, in each case prior and superior in rights to any other person, subject to the agreements listed in
Schedule 4.08 of the Credit Agreement.

     5. COVENANTS. The Pledgor, as to itself and the Pledged Stock pledged by it hereunder, covenants and agrees with the Pledgee that, from and after the date of this Agreement until this Agreement is terminated and the security interest created hereby is released, subject to Section 20(b):

         (a) Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution (other than any liquidation or dissolution permitted by Section 6.01(a) of the Credit Agreement) of any Issuer shall, upon and during the continuance of an Event of Default, upon the written request of the Pledgee, be paid over to the Pledgee to be held and applied by it hereunder as provided in Section 8(a) and Section 14, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock, pursuant to the recapitalization or reclassification of capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, upon and during continuance of an Event of Default, upon the written request of the Pledgee, be delivered to the Pledgee to be held and applied by it hereunder as provided in Section 8(a) and
Section 14. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, upon and during the continuance of an Event of Default, upon the written request of the Pledgee, until such money or property is paid or delivered to the Pledgee, hold such money or property in trust for the Pledgee, segregated from other funds of the Pledgor, for application in accordance with Section 8(a) and
Section 14.

         (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, except to the extent the same are permitted to be issued under the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock owned by it, except as not prohibited under the terms of the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of such Pledged Stock, or any interest therein, except as not prohibited under the terms of the Credit Agreement and for the security interest created by this Agreement or (iv) enter into

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Pledge Agreement
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any agreement or undertaking restricting the right or ability of the Pledgor or the Pledgee to sell, assign or transfer any of such Pledged Stock, except as not prohibited under the terms of the Credit Agreement.

         (c) The Pledgor shall maintain the security interest created by it under this Agreement as a first priority, perfected security interest and shall defend such security interest against claims and demands of all persons whomsoever. At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor shall promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Stock owned by the Pledgor shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall, if so requested by the Pledgee, be immediately delivered to the Pledgee duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Pledged Stock pursuant to this Agreement, provided that the use of the Proceeds of such Collateral shall nonetheless be governed by Sections 6 and 7.

     6. CASH DIVIDENDS; VOTING RIGHTS; PROCEEDS. (a) Unless an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive, retain and use all cash dividends paid in accordance with the terms and conditions of the Credit Agreement in respect of the Pledged Stock to exercise all voting and corporate rights with respect to the Pledged Stock PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken (regardless of whether an Event of Default has occurred and is continuing) which would materially and adversely affect the rights of the Pledgee or its ability to exercise same or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         (b) Unless an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive, retain and use all other Proceeds (in addition to cash dividends as provided under Section 6(a) above) from the Pledged Stock.

     7. RIGHTS OF THE PLEDGEE. If an Event of Default shall occur and be continuing and the Pledgee shall give notice of its intent to exercise such rights to the Pledgor, (i) the Pledgee shall have the right to receive any and all Proceeds paid in respect of the Pledged Stock or Additional Collateral and any and all Proceeds of Proceeds and make application thereof to the Obligations in the manner provided in Section 8(a) and Section 14 and (ii) all shares of the Pledged Stock the Pledgee or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (2) any and all rights of, conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Pledgee of any right,


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privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may reasonably determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. All Proceeds that are received by the Pledgor contrary to the provisions of this Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Pledgee in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this
Section 7 shall be retained by the Pledgee in a Collateral Account to be established by the Pledgee upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8(a) and Section
14. After all Events of Default under the Credit Agreement have been cured or waived, the Pledgee shall, within five Business Days after all such Events of Default have been cured or waived, repay to the Pledgor all cash dividends, interest or principal that the Pledgor would otherwise be permitted to retain pursuant to the terms of Section 6 above, but only to the extent such Proceeds remain in such Collateral Account.

     8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing the Pledgee shall apply all or any part of the Proceeds held in any Collateral Account in accordance with Section 14.

         (b) If an Event of Default shall have occurred and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the governing law of this Agreement or any other applicable law. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice, required by law referred to below) to or upon the Pledgor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Stock, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Stock or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may reasonably deem advisable and at such prices as it may reasonably deem best, for cash or on credit or for future delivery without assumption of any risk (subject in every case to the case to the provisions of the Issuer's memorandum or association, its articles of association and, in the case of EMSA (Pty) Ltd., the Companies Act, 61 of 1973 (as amended), or any other applicable law). The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Stock so sold, free of (to the extent permitted by law) any right or equity of redemption in a Pledgor which right or equity is, to the extent permitted by law, hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred in respect thereof or incidental to the care or safekeeping of any of

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the Pledged Stock or reasonably relating to the Pledged Stock or the any or the rights of the Pledgee hereunder, including reasonable attorney's fees and disbursements of counsel to the Pledgee, to the payment in whole or in part of the Obligations, in the order set forth in Section 14. If any notice of a proposed sale or other disposition of Pledged Stock shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Pledged Stock are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Pledgee to collect such deficiency in its Obligations.


       9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Pledgee shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to
Section 8 hereof, and if in the opinion of the Pledgee it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor who owns such Pledged Stock will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Pledgee, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period expiring on the earlier of (A) one year from the date of the first public offering of the Pledged Stock and (B) such time that all of the Pledged Stock, or that portion thereof to be sold, is sold and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor who owns such Pledged Stock agrees to cause such Issuer to comply with the provisions of the securities or <<Blue Sky>> laws of any and all jurisdictions which the Pledgee shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. The Pledgor agrees to (x) indemnify, defend and hold harmless Pledgee and the other Indemnities from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Pledgee) and claims (including the costs of investigation) that they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any writing thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the Issuer of such Pledged Stock by the Pledgee expressly for use therein, and (y) enter into an indemnification agreement with any underwriter of or placement agent for any Pledged Stock, on its standard form, to substantially the same effect. The Pledgor will bear all costs and expenses of carrying out its obligations under this Section 9. With respect to EMSA (Pty) Ltd., the provisions of this clause shall be subject to the provisions of the Companies Act, 61 of 1973 (as amended).

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         (b) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock owned by it pursuant to this
Section valid and binding and in compliance with any and all other applicable requirements of the laws of any jurisdiction. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Pledgee, that the Pledgee had no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in the Section shall be specifically enforceable against the Pledgor.

     10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs each Issuer that has issued Pledged Stock pledged by such Pledgor pursuant to Section 2 hereof to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and agrees that each such Issuer shall be fully protected in so complying.

     11. PLEDGEE'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) The Pledgor hereby irrevocably constitutes, and appoints the Pledgee and any officer or agent of the Pledgee, with full irrevocable power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Pledgee's own name, from time to time in the Pledgee's discretion upon and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.


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     12. DUTY OF PLEDGEE. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account, PROVIDED that investments shall be made at the option and sole discretion of the Pledgee and PROVIDED FURTHER that the Pledgee shall use reasonable efforts to make such investments. Neither the Pledgee nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Pledged Stock upon the request of the Pledgor or any other person or to take any other action whatsoever with regard to the Pledged Stock or any part thereof.

     13. AUTHORITY OF PLEDGEE. The Pledgor acknowledges that the rights and responsibilities of the Pledgee under this Agreement with respect to any action taken by the Pledgee or the exercise or non-exercise by the Pledgee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out this Agreement shall, as between the Pledgee, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Pledgee and the Pledgor, the Pledgee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting.

     14. APPLICATION OF PROCEEDS. The proceeds of any sale of the Pledged Stock pursuant to Section 8(b), as well as any collateral consisting of cash under
Section 8(a), shall be applied by the Pledgee as follows:

         FIRST, to the payment of the reasonable costs and expenses of the Pledgee as set forth in Section 8(b);

         SECOND, to the payment of all amounts of the Obligations owed to the Pledgee in respect of Intercompany Loans made by it and outstanding;

         THIRD, to the payment and discharge in full of the Obligations (other than those referred to above); and

         FOURTH, after payment in full of all Obligations, to the applicable Pledgor, or the successors or assigns thereof, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any Collateral then remaining.

         The Pledgee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Pledged Stock by the Pledgee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Pledgee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Stock so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication thereof.

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Pledge Agreement
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     15. SECURITY INTEREST ABSOLUTE. All rights of the Pledgee hereunder, the security interests granted hereunder and all obligations of the Pledgor hereunder shall be absolute and unconditional.

     16. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, the execution and delivery to the Lenders of the Loan Documents and the issuance by the Issuing Bank of the Letters of Credit, regardless of any investigation made by the Secured Parties, or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or L/C Disbursement, or any Fee or any other amount payable under or in respect of this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated.

     17. PLEDGEE'S LIABILITIES AND EXPENSES; INDEMNIFICATION. (a) Notwithstanding anything to the contrary provided herein, the Pledgee assumes no liabilities with respect to any claims regarding the Pledgor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Pledged Stock or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Pledged Stock. All of such liabilities shall, as between the Pledgee and the Pledgor, be borne exclusively by the Pledgor.

         (b) The Pledgor hereby agrees to pay all reasonable expenses of the Pledgee and to indemnify the Pledgee with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Pledged Stock in each case to the extent the Borrower is required to do so pursuant to Section 10.03 of the Credit Agreement.

         (c) Any amounts payable by a Pledgor as provided hereunder shall be additional Obligations of it secured hereby and by its other Security Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest under the Credit Agreement, the expiration of the Letters of Credit and the termination of the Commitments or this Agreement.

     18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN

Pledge Agreement
                                                                              11
________________________________________________________________________________


INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     19. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) The Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner and to the extent permitted by the laws of the other jurisdiction. Nothing in this Agreement shall affect any right that the Pledgee may otherwise have to bring any action or proceeding relating to this Agreement against the Pledgor or its properties in the courts of Switzerland or any other competent jurisdiction.

         (b) The Pledgor and the Pledgee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in a Swiss court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.


     20. TERMINATION AND RELEASE. (a) This Agreement and the security interest created hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and when the Secured Parties have no further Commitments and no Letters of Credit are outstanding, at which time the Pledgee shall reassign or re-cede and deliver to the Pledgor, or to such person or persons as the Pledgor shall reasonably designate, against receipt, such of the Pledged Stock owned by the Pledgor as shall have not been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instructions of reassignment or re-cession and release. Any such reassignment or re-cession shall be without recourse to or any warranty by the Pledgee and at the expense of the Pledgor.

         (b) All Pledged Stock sold, transferred or otherwise disposed of, in accordance with the terms of the Credit Agreement (including pursuant to a waiver or amendment of the terms thereof), shall be sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Pledgee shall execute and deliver to the Pledgor with respect to the Pledged Stock owned by the Pledgor, or to such person or persons as the Pledgor shall reasonably designate, against receipt, such Pledged Stock sold, transferred or otherwise disposed together with appropriate instructions of reassignment or re-cession and release, (ii) any representation, warranty or covenant contained herein relating to the Pledged Stock shall no longer be deemed to be made with respect

Pledge Agreement
                                                                              12
________________________________________________________________________________


to such sold, transferred or otherwise disposed Pledged Stock and (iii) all schedules hereto shall be amended to delete the name of the Issuer. Any such reassignment or re-cession shall be without recourse or to any warranty by the Pledgee and at the expense of the Pledgor.

     21. NOTICES. All notices, requests and demands to or upon the Pledgee or the Pledgor under this Agreement shall be given or made in accordance with
Section 10.01 of the Credit Agreement and addressed as follows:

         (a) if to Pledgee, at the following address: Brandywine West Building,1521 Concord Pike, Suite 301, Wilmington, DE 19803;

         (b) if to UCAR SA at the following address: UCAR SA, 17, route de Pallatex, 1163 Etoy, Switzerland.

     22. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition of enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     23. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee, PROVIDED that any provision of this Agreement may be waived by the Required Secured Parties pursuant to a letter or agreement executed by the Pledgee or by telecopy transmission from the Pledgee.

         (b) The Pledgee shall not by any act (except by a written instrument pursuant in Section 23(a) hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Pledge Agreement
                                                                              13
________________________________________________________________________________


     24. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgor, the Pledgee and their successors and assigns, PROVIDED that this Agreement may not be assigned by the Pledgor without the prior written consent of the Pledgee.

     26. COUNTERPARTS. This Agreement may be executed in two or more original counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

     27. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF NEW YORK.


         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                   UCAR SA

                                   ------------------------------------

                                   By /s/ Walter D. Carter
                                      ---------------------------------
                                      Name:   Walter D. Carter
                                      Title:  Attorney-in-Fact



                                   UCAR FINANCE INC.

                                   ------------------------------------

                                   By /s/  Walter D. Carter
                                     ----------------------------------
                                     Name:  Walter D. Carter
                                     Title: Assistant Treasurer

Pledge Agreement
                                                                              14
________________________________________________________________________________


ANNEX I to
Pledge Agreement

Intercompany Borrower Agreement

Pledge Agreement
                                                                              15
________________________________________________________________________________


ANNEX II to
Pledge Agreement

Guarantee

Pledge Agreement
                                                                              16
________________________________________________________________________________


         SCHEDULE I to
         PLEDGE AGREEMENT


________________________________________________________________________________


PLEDGED STOCK:

---------------------------------------- -------------------------------------------- --------------------------------
Name of Subsidiary                       Share Certificate(s)                         Percentage Ownership
                                                                                      Represented by Share
                                                                                      Certificate(s)
---------------------------------------- -------------------------------------------- --------------------------------
---------------------------------------- -------------------------------------------- --------------------------------
UCAR Carbon Mexicana S.A. de C.V.        To be inserted on February 19, 2002          To be inserted on February 19,
(Mexico)                                                                              2002
---------------------------------------- -------------------------------------------- --------------------------------
UCAR S.p.A. (Italy)                      Share Certificate n.1 for 5,000 Shares       0.1%
                                         Share Certificate n.5 for 3,250,000 Shares   65%
                                         Share Certificate n.6 for 1,745,000 Shares   34.9%
---------------------------------------- -------------------------------------------- --------------------------------
UCAR Carbon S.A. (Brazil)                Uncertificated                               [97%]
---------------------------------------- -------------------------------------------- --------------------------------
EMSA (Pty) Ltd. (South Africa)           2, 3                                         100%
---------------------------------------- -------------------------------------------- --------------------------------